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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                  March 6, 2002

                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

 STATE OR OTHER                   COMMISSION                      IRS EMPLOYER
  JURISDICTION                   FILE NUMBER:                    IDENTIFICATION
OF INCORPORATION:                                                    NUMBER:

   DELAWARE                        0-20766                         76-0336636

                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300

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ITEM 9.

     Text materials related to HCC Insurance Holdings, Inc. ("HCC") presentations provided at various investor conferences are attached as Exhibit
99.1 and are also available at HCC's website at www.hcch.com.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2002            HCC INSURANCE HOLDINGS, INC.

                                By: /s/ Christopher L. Martin
                                    --------------------------------------------
                                    Christopher L. Martin
                                    Executive Vice President and General Counsel

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                                  EXHIBIT INDEX

EXHIBIT
NUMBERS        DESCRIPTION
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
 99.1          Investor Conference Presentation.